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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-32072, 333-45276, 333-45284, 333-70203 and
333-73053) and in the Registration Statements on Form S-3 (Nos. 333-64544 and 333-82126) of King Pharmaceuticals, Inc. of our report dated February 15, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Atlanta, Georgia
March 29, 2002